UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2018

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore	554369
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02     Results of Operations and Financial Condition.

On May 10, 2018, Kulicke and Soffa Industries, Inc. (the “Company”) issued a press release reporting preliminary second quarter results for the quarterly period ended March 31, 2018 and discussing the matters described in Item 4.02 below. A copy of this press release is furnished as Exhibit 99.1 to this report.
The information included in this report under this Item 2.02, furnished under “Item 2.02 Results of Operations and Financial Condition,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On May 10, 2018, the Company’s Audit Committee, in consultation with the Board of Directors, concluded that the Company’s previously issued financial statements for the year ended September 30, 2017 can no longer be relied upon. Accordingly, all earnings press releases and similar prior communications issued by the Company as well as other prior statements made by or on behalf of the Company relating to the periods covered by those financial statements should not be relied upon. This decision was reached after discussions with the Company’s senior management and outside advisers. The Company intends to file restated consolidated financial statements for the year ended September 30, 2017 as soon as practicable.
The above determination is a result of the Company’s ongoing internal investigation related to unauthorized transactions by a senior finance employee of the Company that were discovered following the end of the second fiscal quarter. In the course of this investigation, the Company discovered that certain warranty accruals in prior periods were accounted for incorrectly and therefore misstated. The Company has therefore determined that the Company’s previously issued consolidated financial statements for the fiscal year ended September 30, 2017 can no longer be relied upon due to the misstated warranty accruals made in prior periods. As the Company’s investigation is ongoing, the Company is not currently in a position to determine whether any restatements will be required regarding matters other than the misstated warranty accruals and whether the consolidated financial statements for any other prior periods will need to be restated. As a result, the Company is not currently in a position to issue unaudited financial information for the quarterly period ended March 31, 2018 or to file with the Securities and Exchange Commission its Form 10-Q for such period.
Management is currently evaluating the impact of the restatement on the Company's internal control over financial reporting. If the cause of the restatement is determined to represent a material weakness, the Company will conclude that its disclosure controls and procedures and internal control over financial reporting were not effective as of September 30, 2017.
The Company's management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.
Forward-Looking Statements

Certain statements in this filing are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. In addition, there can be no assurance as to when the Company will be able to file its Form 10-K/A containing its restated consolidated financial statements, or that it will be able to file its Form 10-Q within the five calendar day extension provided by Rule 12b-25. Furthermore, the ongoing investigation may reveal other accounting errors or material weaknesses in the Company’s internal controls over financial reporting, and the Company may conclude that investors should no longer rely upon other previously issued financial statements. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended September 30, 2017, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this filing are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: May 10, 2018	By:	/s/ LESTER A. WONG
	Name:	Lester A. Wong
	Title:	Senior Vice President, Interim Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 10, 2018